Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Robert D. Thomas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Infoblox Inc for the year ended July 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Infoblox Inc.

Dated: September 13, 2012	By:	/S/ Robert D. Thomas
Robert D. Thomas President and Chief Executive Officer